UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023

GX Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40226	85-3189810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 28th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	GXIIU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXII	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 15, 2023, GX Acquisition Corp. II (“GX” or the “Company”) held a special meeting (the “Special Meeting”) of the stockholders of the Company virtually via live webcast at https://www.cstproxy.com/gx2/2023, at which holders of 28,651,486 shares of common stock were present in person or by proxy, representing 76.404% of the voting power of the shares of the Company’s common stock as of January 24, 2023, the record date for the Special Meeting (stockholders of record as of the close of business on the record date are referred to herein as “Stockholders”). Each of the proposals listed below is described in more detail in the definitive joint proxy statement/prospectus that NioCorp Developments Ltd. filed with the United States Securities and Exchange Commission on February 8, 2023 (the “Proxy Statement”) beginning on page 109, which is incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

Proposal No. 1: To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated September 25, 2022 (as may be amended from time to time, the “Business Combination Agreement”), by and among GX, NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp”), and Big Red Merger Sub Ltd, a Delaware corporation and a direct wholly owned subsidiary of NioCorp (“Merger Sub”), and the transactions contemplated thereby, pursuant to which, among other transactions, the following transactions will occur: (i) Merger Sub will merge with and into GX, with GX surviving the merger (the “First Merger”); (ii) all Class A shares in GX (the “GX Class A Shares”) that are held by stockholders who have not elected to exercise their redemption rights in connection with the Transactions (as defined below) shall be converted into shares of Class A common stock in GX (such shares, the “First Merger Class A Shares”), as the surviving company in the First Merger; (iii) NioCorp will purchase all First Merger Class A Shares in exchange for common shares of NioCorp (“NioCorp Common Shares”) (the “Exchange”); (iv) NioCorp will assume the GX Warrant Agreement and each GX Warrant that was issued and outstanding immediately prior to the effective time of the Exchange will be converted into a warrant to acquire NioCorp Common Shares; (v) all of the First Merger Class A Shares will be contributed by NioCorp to 0896800 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a direct, wholly owned subsidiary of NioCorp (“Intermediate Holdco”), in exchange for additional shares of Intermediate Holdco, resulting in GX becoming a direct subsidiary of Intermediate Holdco; (vi) Elk Creek Resources Corp., a Nebraska corporation and a direct, wholly owned subsidiary of Intermediate Holdco, will merge with and into GX, with GX surviving the merger as a direct subsidiary of Intermediate Holdco (the “Second Merger”); and (vii) following the effective time of the Second Merger, each of NioCorp and GX, as the surviving company of the Second Merger, will effectuate the applicable reverse stock split. We refer to the transactions contemplated by the Business Combination Agreement collectively as the “Transactions”. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,070,911	2,580,575	0	0

Proposal No. 2: To consider and vote upon a proposal to approve the amendment to the current Amended and Restated Certificate of Incorporation of GX (the “GX Existing Charter”), as of immediately prior to the effective time of the First Merger, to remove the automatic conversion of GX Founder Shares into GX Class A Shares (such amendment, the “GX Charter Amendment”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,069,711	2,581,775	0	0

Proposals No. 3–9: To consider and vote upon seven separate non-binding, advisory proposals to approve the following material differences in the proposed updated Amended and Restated Certificate of Incorporation of GX (the “GX Proposed Charter”) that will replace the GX Existing Charter, as amended by the GX Charter Amendment, as of the Closing (the full text of which is attached to the Proxy Statement as Annex C). The non-binding, advisory proposals in GX Proposals No. 3 through No. 9 will not apply to the existing holders of GX Class A Shares because they will not continue to be direct stockholders of GX, as GX will be a subsidiary of NioCorp following the consummation of the Transactions. Specifically:

Proposal No. 3: A non-binding, advisory proposal to increase the number of authorized shares of GX Class A Shares and GX Founder Shares. The voting results for this proposal of the holders of the outstanding GX Class A Shares and GX Founder Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
26,069,711	2,581,775	0	0

The voting results for this proposal of the holders of the outstanding GX Class A Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
18,569,711	2,581,775	0	0

The voting results for this proposal of the holders of the outstanding GX Founder Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
7,500,000	0	0	0

Proposal No. 4: A non-binding, advisory proposal to increase the number of authorized shares of preferred stock of GX. The voting results for this proposal of the holders of the outstanding GX Class A Shares and GX Founder Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
22,900,244	5,751,242	0	0

The voting results for this proposal of the holders of the outstanding GX Class A Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
15,400,244	5,751,242	0	0

The voting results for this proposal of the holders of the outstanding GX Founder Shares on the record date voting together as a single class were as follows:

For	Against	Abstain	Broker Non-Votes
7,500,000	0	0	0

Proposal No. 5: A non-binding, advisory proposal to declassify the board of directors from three classes to one class. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
28,626,261	25,225	0	0

Proposal No. 6: A non-binding, advisory proposal to provide for the election or removal of directors only upon the vote of holders of GX Class A Shares. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
28,381,377	270,109	0	0

Proposal No. 7: A non-binding, advisory proposal to require the affirmative vote, approval or consent of the holders of a majority of the GX Founder Shares then held by Exchanging Shareholders (as defined in the Exchange Agreement), voting as a separate class, to amend, alter, change or repeal any provision of the GX Proposed Charter which affects the rights, preferences and privileges of the holders of GX Founder Shares in any material respect. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,069,711	2,581,775	0	0

Proposal No. 8: A non-binding, advisory proposal to eliminate certain provisions related to the consummation of an initial business combination that will no longer be relevant following the Closing (such as Article IX, which sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination, including with respect to redemptions and the trust account (the “Trust Account”)). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,314,595	2,336,891	0	0

Proposal No. 9: A non-binding, advisory proposal, conditioned upon the approval of Proposals No. 3 through No. 8, to approve the GX Proposed Charter as a whole, which includes the approval of all other changes in the GX Proposed Charter that will replace the GX Existing Charter, as amended by the GX Charter Amendment, as of the Closing (Proposal No. 9 and together with Proposals No. 3 through No. 8, the “Charter Proposal”). The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,876,767	2,774,719	0	0

Proposal No. 10: To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for a vote. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
26,068,736	2,582,750	0	0

Stockholders holding 28,506,605 shares of the Company’s Class A common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account at a redemption price of approximately $10.159 per share. As a result, approximately $289.6 million in cash will be removed from the Trust Account to pay such holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX Acquisition Corp. II

	By:	/s/ Jay R. Bloom
		Name:	Jay R. Bloom
		Title:	Co-Chief Executive Officer and Co-Chairman

Dated: March 15, 2023